UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 28, 2004


                        BrainStorm Cell Therapeutics Inc.
             (Exact name of registrant as specified in its charter)

          Washington                   333-61610                   912061053
 (State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

                              36 Derech Bait Lechem
                             Jerusalem, Israel 77002
               (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code   011-972-2-6737445

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(D)       APPOINTMENT OF NEW DIRECTORS

On December 28, 2004 our Board of Directors increased its size from two to three directors and appointed Mr. Michael Greenfield (Ben-Ari) to serve as a director.

Since 1997, Mr. Greenfield (Ben-Ari), age 45, has served as manager of Evergreen Field Enterprises, his own consulting company, where he specializes in investment consulting and portfolio management. From 1991 to 1997, Mr. Greenfield (Ben-Ari) served as Vice President of Marketing at Bank Leumi. Mr. Greenfield holds an MBA from Tel-Aviv University and a BA from Brandeis University.

Mr. Greenfield (Ben-Ari) is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404 of Regulation S-B.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 28, 2004


BRAINSTORM CELL THERAPEUTICS, INC.


/s/ Yaffa Beck
------------------------------
Name: Yaffa Beck
Title: President & CEO